Exhibit 10.5

EXECUTION VERSION

INTERCREDITOR AGREEMENT

dated as of March 9, 2012

among

BANK OF AMERICA, N.A.,
as Credit Agreement Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Notes Trustee and Second Lien Collateral Agent,

and

each Additional First Lien Agent and Additional Second Lien Agent
from time to time party hereto

i

Table of Contents

(continued)

ii

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT is dated as of March 9, 2012, among (i) BANK OF AMERICA, N.A., as Credit Agreement Agent, (ii) each Additional First Lien Agent from time to time party hereto, each in its capacity as a First Lien Agent, (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Notes Trustee and Second Lien Collateral Agent and (iv) each Additional Second Lien Agent from time to time party hereto, each in its capacity as a Second Lien Agent.

A.            WHEREAS, on the date hereof United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (“URNA”), and certain of URNA’s Subsidiaries, are party to the Credit Agreement;

B.            WHEREAS, on the date hereof UR Financing Escrow Corporation, a Delaware corporation (“Funding SPV”) and a wholly-owned Subsidiary of Holdings, is party to the Indenture pursuant to which the 5.75% Senior Secured Notes due 2018 were issued;

C.            WHEREAS, on or prior to the Escrow Release Date (as defined in the Escrow Agreement, as such term is defined in the Indenture), (i) Funding SPV shall have been, or substantially simultaneously with the release of proceeds on the Escrow Release Date in accordance with the Escrow Agreement (as defined in the Indenture) shall be, merged with and into UR Merger Sub Corporation, a Delaware corporation (including its permitted successors and assigns, the “Company”) and a wholly-owned Subsidiary of Holdings (with the Company as the surviving company), and the Company shall have assumed, or contemporaneously with such release of proceeds shall assume, by supplemental indenture or joinder, as applicable, all of the obligations of Funding SPV under the Indenture Documents on such date, (ii) Holdings and certain Subsidiaries of the Company shall have, by supplemental indenture or joinder (in each case, substantially in the form attached to the Indenture and the registration rights agreement), as applicable, become guarantors of the Indenture Obligations and (iii) URNA shall be, merged with and into the Company (with the Company as the surviving company) and the Company shall have assumed by supplemental agreement, joinder, assumption agreement or accession agreement, as applicable, all of the obligations of URNA under the Credit Agreement Documents on such date;

D.            WHEREAS, the parties hereto intend that this Agreement shall only become effective on the first date on which the Second Lien Collateral Agent and/or any of the other Notes Secured Parties have been granted a Lien after the Escrow Release Date (as defined in the Escrow Agreement, as such term is defined in the Indenture) on any Collateral to secure any Indenture Obligations; and

E.             WHEREAS, the Company and/or any of the other Grantors (i) may become a party to First Lien Documents governing Additional First Lien Obligations in the future and (ii) may become a party to Second Lien Documents governing Additional Second Lien Obligations in the future;

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  Definitions.

1.1.          Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Additional First Lien Agent” shall mean any agent, trustee or representative of the holders of Additional First Lien Obligations who (a) is appointed as the First Lien Agent (for purposes related to the administration of the security documents related thereto) pursuant to a credit agreement or other agreement governing such Additional First Lien Obligations, together with its successors in such capacity, and (b) has become a party to this Agreement pursuant to Section 8.22.

“Additional First Lien Agreement” shall mean any Credit Facility evidencing or governing Additional First Lien Debt, in each case in respect of which the Additional First Lien Agent in respect of such Additional First Lien Debt has become a party to this Agreement pursuant to Section 8.22.

“Additional First Lien Collateral Documents” shall mean any agreement, document or instrument pursuant to which a Lien is granted by a Grantor to secure any Additional First Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Additional First Lien Debt” shall mean Indebtedness incurred under Section 10.08(b)(i) of the Indenture (other than Indebtedness under the Credit Agreement) that is to be secured with any other First Lien Obligation; provided that (a) such Indebtedness has been designated by the Company (with the written consent of the Credit Agreement Agent) in an Officers’ Certificate delivered to the First Lien Agents and Second Lien Agents as “Additional First Lien Debt” for the purposes of this Agreement which certificate shall include a certification by an officer of the Company that such Additional First Lien Debt is Additional First Lien Obligations permitted to be so incurred in accordance with each of the First Lien Documents and each of the Second Lien Documents and (b) any agent, trustee or representative of the holders of the First Lien Obligations related to such Additional First Lien Debt shall have become a party to this Agreement pursuant to Section 8.22; provided, further that no Indenture Obligations may be designated as Additional First Lien Debt.

“Additional First Lien Documents” shall mean (a) each Additional First Lien Agreement and each of the other agreements, documents or instruments evidencing, governing or securing any Additional First Lien Obligations and (b) any other related documents or instruments executed and delivered pursuant to any First Lien Document described in clause (a); provided, however, for the avoidance of doubt, none of the Credit Agreement Documents shall constitute Additional First Lien Documents.

“Additional First Lien Obligations” shall mean (a) any Obligations with respect to any Additional First Lien Agreement, (b) all reimbursement obligations (if any) and interest thereon with respect to any letter of credit or similar instruments issued pursuant to any Additional First

Lien Agreement and (c) all Hedging Obligations, cash management obligations and similar bank product obligations between any of the Grantors, on the one hand, and any Person that was a lender, agent for the lenders or holder of Obligations under any Additional First Lien Agreement at the time the agreement governing such obligations was entered into (or any affiliate of any Person that was a lender, agent for the lenders or holder of Obligations under any Additional First Lien Agreement at the time the agreement governing such obligations was entered into), on the other hand, to the extent that such obligations are designated by the Company in accordance with the applicable Additional First Lien Documents to be secured by Liens on the Collateral, and all fees, expenses and other amounts payable from time to time in connection therewith; provided, however, for the avoidance of doubt, none of the Credit Agreement Obligations shall constitute Additional First Lien Obligations.

“Additional First Lien Secured Parties” shall mean any Additional First Lien Agent, the lenders and letter of credit issuer(s) party to any Additional First Lien Agreement and any other Person holding any Additional First Lien Obligation or to whom any Additional First Lien Obligation is at any time owing.

“Additional Second Lien Agent” shall mean any agent, trustee or representative of the holders of Additional Second Lien Obligations who (a) is appointed as the Second Lien Agent (for purposes related to the administration of the security documents related thereto) pursuant to a credit agreement or other agreement governing such Additional Second Lien Obligations, together with its successors in such capacity, and (b) has become a party to this Agreement pursuant to Section 8.22 and the Notes Security Agreement pursuant to Section 25(d) thereof.

“Additional Second Lien Agreement” shall mean any Credit Facility evidencing or governing Second Lien Debt (other than any Indenture Document), in each case in respect of which an Additional Second Lien Agent has become a party to this Agreement pursuant to Section 8.22 and the Notes Security Agreement pursuant to Section 25(d) thereof.

“Additional Second Lien Collateral Documents” shall mean any agreement, document or instrument pursuant to which a Lien is granted by a Grantor to secure any Additional Second Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Additional Second Lien Documents” shall mean (a) each Additional Second Lien Agreement and each of the other agreements, documents or instruments evidencing, governing or securing any Additional Second Lien Obligations and (b) any other related documents or instruments executed and delivered pursuant to any Second Lien Document described in clause (a); provided, however, for the avoidance of doubt, none of the Indenture Documents shall constitute Additional Second Lien Documents.

“Additional Second Lien Obligations” shall mean (a) any Obligations with respect to any Additional Second Lien Agreement, (b) all reimbursement obligations (if any) and interest thereon with respect to any letter of credit or similar instruments issued pursuant to any Additional Second Lien Agreement and (c) all Hedging Obligations, cash management obligations and similar bank product obligations between any Grantor, on the one hand, and any Person that was a lender, agent for the lenders or holder of Obligations under any Additional Second Lien Agreement at the time the agreement governing such obligations was entered into

(or any affiliate of any Person that was a lender, agent for the lenders or holder of Obligations under any Additional Second Lien Agreement at the time the agreement governing such obligations was entered into), on the other hand, to the extent that such obligations are designated by the Company in accordance with the applicable Additional Second Lien Documents to be secured by Liens on the Collateral, and all fees, expenses and other amounts payable from time to time in connection therewith; provided, however, for the avoidance of doubt, none of the Indenture Obligations or First Lien Obligations shall constitute Additional Second Lien Obligations.

“Additional Second Lien Secured Parties” shall mean any Additional Second Lien Agent, the lenders and letter of credit issuer(s) party to any Additional Second Lien Agreement and any other Person holding any Additional Second Lien Obligation or to whom any Additional Second Lien Obligation is at any time owing.

“Agents” shall mean, collectively, the First Lien Agents and the Second Lien Agents.

“Agreement” shall mean this Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, without limitation, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.

“Collateral” shall mean all of the assets, whether real, personal or mixed, now owned or hereafter acquired by the Company, Holdings or any Domestic Subsidiary of the Company in or upon which a Lien is granted or purported to be granted (including, without limitation, any Liens automatically deemed to have been granted or purported to be granted pursuant to the provisions of Section 2.3) (x) to any First Lien Agent to secure any First Lien Obligation or (y) to any Second Lien Agent to secure any Second Lien Obligation (other than, on and prior to the Escrow Release Date (as defined in the Escrow Agreement, as such term is defined in the Indenture), the 2018 Escrow Account (as defined in the Escrow Agreement, as such term is defined in the Indenture) and all 2018 Notes Escrowed Property (as defined in the Escrow Agreement, as such term is defined in the Indenture)), in each case, together with all rents, issues, profits, products and Proceeds thereof to the extent provided for in the applicable security documents or under any applicable law or pursuant to any court order.

“Company” shall have the meaning set forth in the recitals.

“Comparable Second Lien Collateral Document” shall mean, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, those Second Lien Collateral Documents that create a Lien on substantially the same Collateral, granted by the same Grantor.

“Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of October 14, 2011, and as amended as of December 29, 2011, among URNA and certain of its Subsidiaries, as Borrowers, Holdings and certain of its Subsidiaries, as guarantors, United Rentals of Canada, Inc., as Canadian Borrower, United Rentals Financing Limited Partnership, as specified loan borrower, Bank of America, N.A., as agent, U.S. swingline lender and U.S. letter of credit issuer, Bank of America, N.A. (acting through its Canada branch), as Canadian swingline lender and Canadian letter of credit issuer, Wells Fargo Capital Finance, LLC, as syndication agent, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Capital Finance, LLC, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners, and the lenders party thereto, together with the related documents (including any term loans and revolving loans thereunder, any guarantees and any security documents, instruments and agreements executed in connection therewith), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement, indenture or other instrument (and related documents) governing any form of Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments at any time outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or holder of Indebtedness or group of lenders or holders of Indebtedness, whether to the same obligor or different obligors and whether for the same or a different amount (including an increased amount) or on the same or different terms, conditions, covenants and other provisions.

“Credit Agreement Agent” shall mean Bank of America, N.A., as agent under the Credit Agreement, together with its successors and assigns in such capacity (or, in the case of a refinancing or replacement in full of the Credit Agreement, the Person serving at such time as the “Agent”, “Administrative Agent”, “Collateral Agent” or other similar representative of the lenders under the Credit Agreement, together with its successors and assigns in such capacity); provided, that if the Credit Agreement is refinanced or replaced in full by two or more Credit Agreements, the “Agent”, “Administrative Agent”, “Collateral Agent” or other similar representative of the lenders under each of the Credit Agreements shall select one Person from amongst themselves to serve as Credit Agreement Agent.

“Credit Agreement Collateral Documents” shall mean any agreement, document or instrument pursuant to which a Lien is granted by a Grantor to secure any Credit Agreement Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, supplemented or otherwise modified from time to time.

“Credit Agreement Documents” shall mean (a) the Credit Agreement and each of the other agreements, documents or instruments evidencing, governing or securing any Credit Agreement Obligations (including any Credit Agreement Collateral Document) and (b) any other related documents or instruments executed and delivered pursuant to any Credit Agreement Document described in clause (a) above evidencing, governing or securing any Obligations thereunder, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Credit Agreement Obligations” shall mean (a) any Obligations with respect to the Credit Agreement, (b) all reimbursement obligations (if any) and interest thereon with respect to any letter of credit or similar instruments issued pursuant to the Credit Agreement and (c) all Hedging Obligations, cash management obligations and similar bank product obligations (including, without limitation, Designated Bank Product Obligations (as defined in the Credit Agreement)) between any Grantor, on the one hand, and any Person that was a lender, agent for the lenders or holder of  Obligations under the Credit Agreement at the time the agreement governing such obligations was entered into (or any affiliate of any Person that was a lender, agent for the lenders or holder of Obligations under the Credit Agreement at the time the agreement governing such obligations was entered into), on the other hand, to the extent that such obligations are secured by Liens on the Collateral, and all fees, expenses and other amounts payable from time to time in connection therewith.

“Credit Agreement Secured Parties” shall mean the Credit Agreement Agent, the lenders and letter of credit issuer(s) party to the Credit Agreement and any other Person holding any Credit Agreement Obligation or to whom any Credit Agreement Obligation is at any time owing.

“Credit Facility” shall mean one or more debt facilities or agreements (including the Credit Agreement and the Indenture), commercial paper facilities, securities purchase agreements, indentures or similar agreements, in each case, with banks or other institutional lenders or investors providing for, or acting as initial purchasers of, revolving loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), notes, debentures, letters of credit or the issuance and sale of securities including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith and in each case, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreements, indentures or other instruments (and related documents) governing any form of Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments at any time outstanding or permitted to be outstanding under such facility or agreement or successor facility or agreement whether by the same or any other lender or holder of Indebtedness or group of lenders or holders of Indebtedness and whether the same obligor or different obligors.

“Currency Agreement” shall mean any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

“Debtor Relief Laws” shall mean any bankruptcy, insolvency or debtor relief law, including, without limitation, the U.S. Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of Credit Agreement Obligations” shall mean, subject to Section 6.4 below, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all indebtedness (including all reimbursement obligations in respect of, if any, letters of credit) outstanding under the Credit Agreement, (b) payment in full in cash of all other Credit Agreement Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal (including reimbursement obligations in respect of, if any, letters of credit), interest and premium, if any, are paid (except for contingent indemnities and cost and reimbursement obligations, in each case, to the extent no claim has been made), (c) termination or collateralization (in accordance with the terms of the Credit Agreement) of, if any, all letters of credit issued under the Credit Agreement, (d) termination or collateralization (if collateralization is acceptable to the relevant bank product provider and, if so, in a manner satisfactory to such bank product provider) of all cash management and other bank products the obligations under or respect to which constitute Credit Agreement Obligations, and, in the case of a termination, payment in full in cash of all unpaid obligations in respect thereof upon such termination, and (e) termination of, if any, all commitments under the Credit Agreement; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred (x) if such payments are made with the proceeds of other Credit Agreement Obligations that constitute an exchange or replacement for or a refinancing of such Credit Agreement Obligations in accordance with Section 8.22 or (y) as otherwise provided in Section 8.22.

“Discharge of First Lien Obligations” shall mean, subject to Section 6.4 below, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all indebtedness (including all reimbursement obligations in respect of, if any, letters of credit) outstanding under each of the First Lien Documents, (b) payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal (including reimbursement obligations in respect of, if any, letters of credit), interest and premium, if any, are paid (except for contingent indemnities and cost and reimbursement obligations, in each case, to the extent no claim has been made), (c) termination or collateralization (in accordance with the terms of the applicable First Lien Documents) of, if any, all letters of credit issued under any of the First Lien Documents, (d) termination or collateralization (if collateralization is acceptable to the relevant bank product provider and ,if so, in a manner satisfactory to such bank product provider) of all cash management and other bank products the obligations under or respect to which constitute First Lien Obligations, and, in the case of a termination, payment in full in cash of all unpaid obligations in respect thereof upon such termination, and (e) termination of, if any, all commitments under all of the First Lien Documents; provided that the Discharge of First Lien Obligations shall not be deemed to have occurred (x) if such payments are made with the proceeds of other First Lien Obligations that constitute an exchange or replacement for or a refinancing of such First Lien Obligations in accordance with Section 8.22 or (y) as otherwise provided in Section 8.22.

“Discharge of Second Lien Obligations” shall mean, subject to Section 6.4 below, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all indebtedness (including all reimbursement obligations in respect of, if any, letters of credit) outstanding under the Second Lien Documents, (b) payment in full in cash of all other Second

Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal (including reimbursement obligations in respect of, if any, letters of credit), interest and premium, if any, are paid (except for contingent indemnities and cost and reimbursement obligations, in each case, to the extent no claim has been made), (c) termination or collateralization (in accordance with the terms of the applicable Second Lien Documents) of, if any, all letters of credit issued by any Second Lien Secured Parties, (d) termination or collateralization (if collateralization is acceptable to the relevant bank product provider and, if so, in a manner satisfactory to such bank product provider) of all cash management and other bank products the obligations under or respect to which constitute Second Lien Obligations, and, in the case of a termination, payment in full in cash of all unpaid obligations in respect thereof upon such termination, and (e) termination of, if any, all commitments under the Second Lien Documents; provided that the Discharge of Second Lien Obligations shall not be deemed to have occurred (x) if such payments are made with the proceeds of other Second Lien Obligations that constitute an exchange or replacement for or a refinancing of such Obligations or Second Lien Obligations in accordance with Section 8.22 or (y) as otherwise provided in Section 8.22.

“Domestic Subsidiary” shall mean any Subsidiary of the Company other than a Foreign Subsidiary.

“Effective Date” shall have the meaning set forth in Section 8.17.

“First Lien Agents” shall mean, collectively, the Credit Agreement Agent and each Additional First Lien Agent.

“First Lien Collateral Documents” shall mean the Credit Agreement Collateral Documents and the Additional First Lien Collateral Documents.

“First Lien Designated Agent” shall mean (a) at all times prior to the Discharge of Credit Agreement Obligations, the Credit Agreement Agent and (b) on and after the Discharge of Credit Agreement Obligations, such agent or trustee as is designated “First Lien Designated Agent” by the First Lien Secured Parties holding a majority in principal amount of the First Lien Obligations then outstanding.

“First Lien Documents” shall mean, collectively, the Credit Agreement Documents and the Additional First Lien Documents.

“First Lien Exclusive Collateral” shall have the meaning set forth in Section 8.24.

“First Lien Obligations” shall mean, collectively, the Credit Agreement Obligations and the Additional First Lien Obligations; provided that no Indenture Obligations may be First Lien Obligations.  For the avoidance of doubt, for purposes of the Indenture (including the definition of “Permitted Liens” thereunder), the Credit Agreement Obligations under the Credit Agreement and the other Loan Documents (as defined therein) (in each case as in effect on the date hereof, as such agreements may be amended, extended, restated, supplemented or otherwise modified from time to time) are hereby designated as “First Lien Obligations” under this Agreement.

“First Lien Secured Parties” shall mean, collectively, the Credit Agreement Secured Parties and the Additional First Lien Secured Parties.

“Foreign Subsidiary” shall mean any Subsidiary of the Company not created or organized under the laws of the United States or any state thereof or the District of Columbia.

“Fuel Hedging Agreement” shall mean any forward contract, swap, option, hedge or other similar financial agreement designed to protect against fluctuations in fuel prices.

“Funding SPV” shall have the meaning set forth in the recitals.

“Grantor” shall mean the Company, Holdings and each of the Company’s Domestic Subsidiaries that has executed and delivered a First Lien Collateral Document or a Second Lien Collateral Document.

“Hedging Obligations” of any Person shall mean the obligations of such Person pursuant to any Interest Rate Protection Agreement, Currency Agreement or Fuel Hedging Agreement.

“Holdings” shall have the meaning set forth in the recitals.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness”, “Debt” or any similar term within the meaning of the Credit Agreement, the Indenture, any other First Lien Documents or any other Second Lien Documents.

“Indenture” shall mean the Indenture dated as of the date hereof, under which 5.75% Senior Secured Notes due 2018 were issued, among Funding SPV, Wells Fargo Bank, National Association, as Notes Trustee and Second Lien Collateral Agent, and the other parties thereto from time to time, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Indenture Documents” shall mean (a) the Indenture, the Notes, the guarantees thereof, the Notes Collateral Documents and each of the other agreements, documents or instruments evidencing or governing any Indenture Obligations and (b) any other related documents or instruments executed and delivered pursuant to any Indenture Document described in clause (a) above evidencing or governing any Obligations thereunder, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Indenture Obligations” shall mean all Obligations in respect of the Notes or arising under the Indenture Documents or any of them. Indenture Obligations shall include all interest accrued (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Indenture Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding (including all amounts accruing on or after the commencement of an Insolvency or Liquidation Proceeding, or that would have accrued or become due but for the effect of an Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding).

“Interest Rate Protection Agreement” shall mean, with respect to any Person, any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include without limitation, interest rate swaps, caps, floors, collars and similar agreements.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Debtor Relief Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Joinder Agreement” shall mean a joinder agreement substantially in the form of Exhibit A.

“Lien” shall mean any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

“Notes” shall mean (a) the 5.75% Senior Secured Notes due 2018 issued by Funding SPV under the Indenture, (b) any additional notes issued under the Indenture by the Company; provided that, in respect of any additional notes, the Company has delivered an Officers’ Certificate to the First Lien Agents and Second Lien Agents certifying that the Indebtedness in respect of such additional notes is permitted to be so incurred in accordance with each of the First Lien Documents and each of the Second Lien Documents and (c) any notes issued by the Company in exchange for, and as contemplated by, any of the foregoing notes and the related registration rights agreement with substantially identical terms as such notes being exchanged.

“Notes Agent” shall mean, collectively, the Notes Trustee and the Second Lien Collateral Agent.

“Notes Collateral Documents” shall mean the Notes Security Agreement, the Notes Intellectual Property Security Agreement and any other agreement, document or instrument pursuant to which a Lien is granted by a Grantor to secure any Indenture Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, supplemented or otherwise modified from time to time.

“Notes Intellectual Property Security Agreement” shall mean the Intellectual Property Security Agreement, to be dated on or before the Springing Security Deadline (as defined in the Indenture), among the Grantors in favor of the Second Lien Collateral Agent, as amended or supplemented from time to time in accordance with its terms.

“Notes Secured Parties” shall mean the Persons holding Indenture Obligations, including the Notes Agent.

“Notes Security Agreement” shall mean the Security Agreement, to be dated on or before the Springing Security Deadline (as defined in the Indenture), among the Grantors in favor of the Second Lien Collateral Agent, as amended or supplemented from time to time in accordance with its terms.

“Notes Trustee” shall mean Wells Fargo Bank, National Association, in its capacity as trustee under the Indenture and its successors and assigns in such capacity.

“Obligations” shall mean, with respect to any Indebtedness, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees of such Indebtedness (or of Obligations in respect thereof), other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof.

“Officers’ Certificate” shall mean a certificate signed by two of the following officers or other representatives of the Company: the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company.

“Permitted Lien” shall have the meaning set forth in the applicable First Lien Document or Second Lien Document.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” shall mean the Collateral in the possession of any First Lien Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Recovery” shall have the meaning set forth in Section 6.4.

“Restricted Subsidiary” shall mean any “Restricted Subsidiary” of the Company under, and as defined in, the Indenture.

“Second Lien Agents” shall mean, collectively, the Notes Agent and each Additional Second Lien Agent.

“Second Lien Collateral Agent” shall mean Wells Fargo Bank, National Association, in its capacity as collateral agent under the Notes Collateral Documents, and its successors and assigns in such capacity.

“Second Lien Collateral Documents” shall mean, collectively, the Notes Collateral Documents and the Additional Second Lien Collateral Documents.

“Second Lien Debt” shall mean Indebtedness incurred under Section 10.08(b)(i) of the Indenture that is to be equally and ratably secured with any other Second Lien Obligation; provided that (a) such Indebtedness has been designated by the Company in an Officers’ Certificate delivered to the First Lien Agents and Second Lien Agents as “Second Lien Debt” for the purposes of this Agreement which certificate shall include a certification by an officer of the Company that such Additional Second Lien Obligations are Additional Second Lien Obligations permitted to be so incurred in accordance with each of the First Lien Documents and each of the Second Lien Documents and (b) any agent, trustee or representative of the holders of the Second Lien Obligations related to such Second Lien Debt shall have become a party to this Agreement pursuant to Section 8.22 and the Notes Security Agreement pursuant to Section 25(d) thereof.

“Second Lien Documents” shall mean, collectively the Indenture Documents and the Additional Second Lien Documents.

“Second Lien Obligations” shall mean, collectively, the Indenture Obligations and the Additional Second Lien Obligations.

“Second Lien Secured Parties” shall mean, collectively, the Notes Secured Parties and the Additional Second Lien Secured Parties.

“Secured Parties” shall mean, collectively, the First Lien Secured Parties and the Second Lien Secured Parties.

“Senior DIP Financing” shall have the meaning set forth in Section 6.1.

“Subsidiary” shall mean, with respect to any Person, (a) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof; and (b) any other Person (other than a corporation), including, without limitation, a partnership, limited liability company, business trust or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has a majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions). For purposes of this definition, any directors’ qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“URNA” shall have the meaning set forth in the recitals.

“U.S. Bankruptcy Code” shall mean Title 11 of the United States Code, as now or hereafter in effect or any successor thereto.

“Voting Stock” shall mean, with respect to any Person, any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

1.2.                              Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with the terms of such agreement, instrument or other document and this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2.  Lien Priorities.

2.1.                              Subordination of Liens.  Notwithstanding (i) the date, time, method, manner, or order of grant, attachment or perfection of any Liens granted in favor of any Agent or any Secured Party in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of any Agent or any Secured Party in any Collateral, (iii) any provision of the UCC, any Debtor Relief Law, or any applicable law or of any Second Lien Document or any First Lien Document, (iv) the date on which any Second Lien Obligations or any First Lien Obligations are advanced or made available to any Grantors, (v) the fact that any such Liens in favor of any Second Lien Agent or any Second Lien Secured Party securing any of the Second Lien Obligations are (x) subordinated to any Lien securing any obligation of any Grantor other than the First Lien Obligations, or (y) otherwise subordinated,  (vi) the fact that any such Liens in favor of any First Lien Agent or any First Lien Secured Party securing any of the First Lien Obligations are (x) subordinated to any Lien securing any obligation of any Grantor, or (y)

otherwise subordinated or (vii) any other circumstance of any kind or nature whatsoever, each Second Lien Agent (including the Notes Agent) on behalf of itself and each applicable Second Lien Secured Party (including each Notes Secured Party), and each First Lien Agent (including the Credit Agreement Agent), on behalf of itself and each applicable First Lien Secured Party (including each Credit Agreement Secured Party), hereby agrees that: (a) any Lien in respect of all or any portion of the Collateral held by or on behalf of any Second Lien Agent or any Second Lien Secured Party that secures all or any portion of the Second Lien Obligations shall in all respects be junior and subordinate to the Liens in favor of any First Lien Agent or any First Lien Secured Party in all or such portion of the Collateral securing all or any portion of the First Lien Obligations, unless and until the Discharge of First Lien Obligations has occurred and (b) any Lien in respect of all or any portion of the Collateral held by or on behalf of any First Lien Agent or any First Lien Secured Party that secures all or any portion of the First Lien Obligations shall in all respects be senior and prior to any Liens in favor of any Second Lien Agent or any Second Lien Secured Party in all or such portion of the Collateral securing all or any portion of the Second Lien Obligations, unless and until the Discharge of First Lien Obligations has occurred.

2.2.                              Prohibition on Contesting Liens.  (a)  Each Second Lien Agent, for and on behalf of itself and each applicable Second Lien Secured Party, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency or Liquidation Proceeding), the validity, priority, enforceability, or perfection of the Liens of any First Lien Agent or any First Lien Secured Party in any Collateral securing all or any portion of the First Lien Obligations or the provisions of this Agreement. Each Second Lien Agent, for itself and on behalf of each applicable Second Lien Secured Party, agrees that it and they shall not take any action that would interfere with any exercise of any secured creditor remedies undertaken by any First Lien Agent or any First Lien Secured Party with respect to the Collateral in respect of any First Lien Obligations.  Each Second Lien Agent, for itself and on behalf of each applicable Second Lien Secured Party, waives any and all rights it or the Second Lien Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any First Lien Agent or any First Lien Secured Party seeks to enforce its Liens in any Collateral in respect of any First Lien Obligations.  The foregoing will not be construed to prohibit any Second Lien Agent or any Second Lien Secured Party from enforcing the provisions of this Agreement.

(b)                                 Each First Lien Agent, for and on behalf of itself and each applicable First Lien Secured Party, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency or Liquidation Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Second Lien Agent or any Second Lien Secured Party in any Collateral securing all or any portion of the Second Lien Obligations or the provisions of this Agreement.  The foregoing will not be construed to prohibit any First Lien Agent or any First Lien Secured Party from enforcing the provisions of this Agreement or the priority of its Liens on the Collateral securing any First Lien Obligations.

2.3.                              No New Liens.  (a)  Until the Discharge of First Lien Obligations has occurred, subject to Section 6 hereof,  (i) no Second Lien Secured Party shall acquire or hold any consensual Lien on any property or assets of the Grantors securing any Second Lien Obligations which property or assets is not also subject to the Liens securing the First Lien Obligations under the First Lien Documents, and (ii) if any Second Lien Secured Party shall acquire or hold any Lien on any property or assets of the Grantors securing any Second Lien Obligations which property or assets is not also subject to the Liens securing the First Lien Obligations under the First Lien Documents, then the relevant Second Lien Agent (or the relevant Second Lien Secured Party) shall (x) promptly notify the First Lien Agents of the existence of such Lien upon becoming aware thereof and (y) without the need for any further consent of any Second Lien Secured Party, the Company or any other Grantor, and notwithstanding anything to the contrary in any other Second Lien Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the First Lien Agents as security for the First Lien Obligations (subject to the terms of this Agreement) or release such Liens.

(b)                                 Until the Discharge of Second Lien Obligations has occurred, subject to Section 6 hereof, (i) no First Lien Secured Party shall acquire or hold any consensual Lien on any property or assets of the Grantors securing any First Lien Obligations (other than Obligations of any Foreign Subsidiary of the Company) which property or assets is not also subject to the Liens securing the Second Lien Obligations under the Second Lien Documents, and (ii) if any First Lien Secured Party shall acquire or hold any Lien on any property or assets of the Grantors securing any First Lien Obligations which property or assets is not also subject to the Liens securing the Second Lien Obligations under the Second Lien Documents, then the relevant First Lien Agent (or the relevant First Lien Secured Party) shall (x) promptly notify the Second Lien Agents of the existence of such Lien upon becoming aware thereof and (y) without the need for any further consent of any First Lien Secured Party, the Company or any other Grantor, and notwithstanding anything to the contrary in any other First Lien Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the Second Lien Agents as security for the Second Lien Obligations (subject to the terms of this Agreement) or release such Liens.

2.4.                              Nature of First Lien Obligations.  Each Second Lien Agent, for itself and on behalf of the other Second Lien Secured Parties, acknowledges that (a) all or a portion of the First Lien Obligations may be revolving in nature, (b) the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed and (c) subject to the limitations set forth in this Agreement, the First Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, without notice to or consent by the Second Lien Secured Parties and without affecting the provisions hereof.  The lien priorities provided in Sections 2.1 and 2.2 shall not be altered or otherwise affected by any increase, extension, renewal, replacement, restatement, supplement, restructuring, repayment, refund, refinancing or other amendment or modification of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof, by the release of any Collateral or of any guarantees securing any First Lien Obligations or Second Lien Obligations or by any action that any First Lien Agent, Second Lien Agent, First Lien Secured Party or Second Lien Secured Party may take or fail to take in respect of any Collateral.

2.5.                              Perfection of Liens.  None of the First Lien Agents or the First Lien Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Second Lien Agents and the Second Lien Secured Parties.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties and the Second Lien Secured Parties and shall not impose on any of the First Lien Agents, any of the Second Lien Agents, any of the Second Lien Secured Parties or any of the First Lien Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.6.          Waiver of Marshalling.  Prior to the Discharge of First Lien Obligations, each Second Lien Agent, for and on behalf of itself and each applicable Second Lien Secured Party, agrees not to assert or enforce any right of marshalling accorded to a junior lienholder, as against the First Lien Secured Parties.  Following the Discharge of First Lien Obligations, the Second Lien Agents and other Second Lien Secured Parties may assert their right under the Uniform Commercial Code or otherwise to any proceeds remaining following a sale or other disposition of the Collateral.

2.7.          Similar Liens and Agreements.  The parties hereto agree that it is their intention that the Collateral securing the Second Lien Obligations not be more expansive than the Collateral securing the First Lien Obligations.  In furtherance of the foregoing and of Section 8.9 hereof, each Second Lien Agent, for and on behalf of itself and each applicable Second Lien Secured Party, agrees, subject to the other provisions of this Agreement and at the cost of the Grantors, upon request by the First Lien Designated Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral securing the Second Lien Obligations and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the Second Lien Documents.

SECTION 3.  Enforcement.

3.1.          Exercise of Remedies.  (a)   Each Second Lien Agent, for and on behalf of itself and each applicable Second Lien Secured Party, agrees that, from the date of effectiveness of this Agreement until the date upon which the Discharge of First Lien Obligations shall have occurred, (i) except as otherwise provided in this Agreement, the First Lien Agents and the First Lien Secured Parties shall have the sole and exclusive right to enforce, collect or realize on any Collateral securing any First Lien Obligations or exercise any right or remedy with respect to any Collateral securing any First Lien Obligations and (ii) no Second Lien Agent or any Second Lien Secured Party will commence or continue the exercise of any secured creditor remedies with respect to any of the Collateral securing any Second Lien Obligations without the written consent of each of the First Lien Agents, and will not take, receive or accept any proceeds of any Collateral securing any Second Lien Obligations.

(b)           Notwithstanding Section 3.1(a) or any other provision of this Agreement, nothing contained in this Agreement will be construed to prevent any Second Lien Agent or any Second Lien Secured Party from (i) filing a claim or statement of interest with respect to any Second Lien Obligations owed to it in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, (ii) taking any action (not adverse to the priority status of the Liens of any

First Lien Agent or any other First Lien Secured Party on any Collateral securing any of the First Lien Obligations or the rights of any First Lien Agent or any other First Lien Secured Party to commence or continue the exercise of any secured creditor remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, any Collateral, (iii) filing any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Second Lien Agent or Second Lien Secured Party, (iv) filing any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of any Grantor arising under any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law; provided that in the event any Second Lien Agent or any Second Lien Secured Party becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing First Lien Obligations on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the Liens securing First Lien Obligations under this Agreement or (v) voting on any Plan of Reorganization or filing any proof of claim in any Insolvency or Liquidation Proceeding of any Grantor; provided that each Second Lien Agent, for and on behalf of itself and each applicable Second Lien Secured Party, agrees that neither it nor any other Second Lien Secured Party shall take any action or vote against any Plan of Reorganization which provides for the satisfaction in full in cash of all Second Lien Obligations on or prior to the effective date of such Plan of Reorganization, in the case of each of clauses (i) through (v) above to the extent such action is not inconsistent with the express terms of this Agreement.

(c)           Subject to Section 3.1(b) above, (i) each Second Lien Agent, for itself and on behalf of each applicable Second Lien Secured Party, agrees that no Second Lien Agent nor any Second Lien Secured Party will take any action that would hinder any exercise of remedies undertaken by any First Lien Agent or any First Lien Secured Party with respect to the Collateral or any other collateral under the First Lien Documents, including any sale, lease, exchange, transfer or other disposition of the Collateral or such other collateral, whether by foreclosure or otherwise, and (ii) each Second Lien Agent, for itself and on behalf of each applicable Second Lien Secured Party, hereby waives any and all rights it or any Second Lien Secured Party may have as a junior lien creditor or otherwise to object to the manner in which any First Lien Agent or any First Lien Secured Party seeks to enforce or collect any First Lien Obligations or the Liens granted pursuant to any of the First Lien Collateral Documents, regardless of whether any action or failure to act by or on behalf of any First Lien Agent or any First Lien Secured Party is adverse to the interests of any of the Second Lien Secured Parties.

3.2.          Actions Upon Breach.  (a)  Prior to the Discharge of First Lien Obligations, if any Second Lien Secured Party, in contravention of the express terms of this Agreement, commences or participates in any action or proceeding against the Company or any other Grantor or the Collateral, to the extent permitted by law, the Company or such Grantor may interpose as a defense or dilatory plea the making of this Agreement, and any First Lien Secured Party may intervene and interpose such defense or plea in its or their name or, with the prior written consent of the Company or such Grantor, in the name of the Company or such Grantor, as applicable.

(b)           Prior to the Discharge of First Lien Obligations, should any Second Lien Secured Party, in contravention of the express terms of this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of the express terms of this Agreement, or fail to take any action expressly required by the terms of this Agreement, in each case that is not otherwise unenforceable, this Agreement shall create an irrebuttable presumption and admission by such Second Lien Secured Party that any First Lien Secured Party (in its own name or in the name of the Company or the relevant Grantor) or the Company or the relevant Grantor may obtain relief against such Second Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each Second Lien Agent on behalf of each Second Lien Secured Party that (i) the First Lien Secured Parties’ damages from such actions of any Second Lien Secured Party may at that time be difficult to ascertain and may be irreparable and the harm to the First Lien Secured Parties may not be adequately compensated in damages and (ii) each Second Lien Secured Party waives any defense that the Company or the other Grantors and/or the First Lien Secured Parties cannot demonstrate damages and/or be made whole by the awarding of damages.

SECTION 4.  Payments.

4.1.          Application of Proceeds.  The First Lien Agents acknowledge and agree with the Second Lien Agents that all Collateral and proceeds thereof received by any Secured Party in connection with a sale or disposition of such Collateral upon the exercise of any secured creditor remedies in respect thereof or upon the occurrence of an “Event of Default” under and as defined in any of the First Lien Documents shall be remitted as follows:

first, to the First Lien Designated Agent to be applied to the First Lien Obligations (including, without limitation, all costs and expenses of the First Lien Agents in connection with the exercise of any secured creditor remedies) in accordance with the applicable First Lien Documents, second, if and to the extent the Discharge of First Lien Obligations shall have occurred, to the Second Lien Collateral Agent (or any successor collateral agent under the Notes Collateral Documents) to be applied to the Indenture Obligations and any other Second Lien Obligations (including, without limitation, all costs and expenses of the Second Lien Agents in connection with the exercise of any secured creditor remedies) in accordance with the applicable Second Lien Documents, and third, after the Discharge of First Lien Obligations shall have occurred and the Discharge of Second Lien Obligations shall have occurred, the balance, if any, shall be remitted to the Grantors or as a court of competent jurisdiction may direct.

4.2.          Turnover of Collateral.  After the Discharge of First Lien Obligations has occurred, the relevant First Lien Agents shall deliver to the Second Lien Collateral Agent (or any successor collateral agent under the Notes Collateral Documents) or shall execute such documents as the Second Lien Collateral Agent (or any successor collateral agent under the Notes Collateral Documents) may reasonably request to enable the Second Lien Collateral Agent (or any successor collateral agent under the Notes Collateral Documents) to have control over any Collateral still in any First Lien Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

4.3.          Payments Over.  So long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof received by any Second Lien Agent or any Second Lien Secured Party in connection with the exercise of any right or remedy (including set off) relating to any Collateral shall be segregated and held in trust and forthwith paid over to the First Lien Designated Agent (and/or its designees) for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The First Lien Agents are each hereby individually authorized to make any such endorsements as agent for any Second Lien Secured Party.   This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with the terms hereof.

SECTION 5.  Other Agreements.

5.1.          Releases.  (a)  If the First Lien Agents or First Lien Secured Parties release their Lien on any Collateral securing the First Lien Obligations (other than (i) a release of Liens governed by the provisions described in Section 5.1(b) hereof or (ii) in connection with, or in anticipation of a Discharge of First Lien Obligations), the corresponding Liens on such Collateral securing the Second Lien Obligations and the Second Lien Agents’ and the Second Lien Secured Parties’ Liens with respect to such Collateral will terminate and be released automatically and without further action unless, at the time of such release, an “Event of Default” under and as defined in any Second Lien Document shall have occurred and be continuing; provided, that any such Liens on such Collateral securing the Second Lien Obligations and the Second Lien Agents’ and the Second Lien Secured Parties’ Liens with respect to such Collateral securing the Second Lien Obligations that would have otherwise been released and terminated pursuant to the provisions described in this Section 5.1(a) in the absence of an “Event of Default” under and as defined in any Second Lien Document will terminate and be released automatically and without further action when such “Event of Default” ceases to exist.

(b)           In the event of (i) any private or public sale of all or any portion of the Collateral in connection with any exercise of any secured creditor remedies by the First Lien Designated Agent in respect of any First Lien Obligations, or (ii) any sale, transfer or other disposition of all or any portion of the Collateral, so long as such sale, transfer or other disposition under this Section 5.1(b)(ii) is then permitted by the Second Lien Documents, irrespective of whether an “Event of Default” under and as defined in any First Lien Documents or any Second Lien Documents has occurred, each Second Lien Agent agrees, on behalf of itself and each applicable Second Lien Secured Party that, so long as such Second Lien Agent, for the benefit of the applicable Second Lien Secured Parties, shall retain a Lien on the proceeds of such sale, transfer or other disposition (to the extent that such proceeds are not applied to the First Lien Obligations as provided in Section 4.1 hereof), such sale, transfer or disposition will be free and clear of the Liens on such Collateral (but not the proceeds thereof to the extent that such proceeds are not applied to the First Lien Obligations as provided in Section 4.1 hereof) securing the Second Lien Obligations and the Second Lien Agents’ and the Second Lien Secured Parties’ Liens with respect to such Collateral (but not the proceeds thereof to the extent that such proceeds are not applied to the First Lien Obligations as provided in Section 4.1 hereof) so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, but only to the same extent as, the release of the First Lien Secured Parties’ Liens on such Collateral (and, upon the sale or other disposition of all of the Capital Stock of any Subsidiary of the Company that is a Grantor to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary of the Company pursuant to any exercise of any secured creditor remedies by the First Lien Designated Agent in respect of any First Lien Obligations, the Second Lien Secured Parties shall release their guarantees in respect of the Second Lien Obligations on such Grantor but only to the extent that the First Lien Secured Parties’ release their guarantees in respect of the First Lien Obligations on such Grantor).

(c)           In furtherance of, and subject to, the foregoing, upon delivery to each Second Lien Agent of a notice from any First Lien Agent stating that any release of Liens securing or supporting the First Lien Obligations has become effective (or shall become effective upon each Second Lien Agent’s release) each Second Lien Agent, on behalf of each applicable Second Lien Secured Party, will promptly, at the Company’s expense, execute any and all Lien releases or other documents reasonably requested by any First Lien Agent in connection therewith.  So long as the Discharge of First Lien Obligations has not occurred, each Second Lien Agent, for itself and on behalf of each applicable Second Lien Secured Party, will appoint the First Lien Designated Agent and any officer or agent of the First Lien Designated Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Second Lien Agent and in the name of such Second Lien Agent or in the First Lien Designated Agent’s own name, from time to time, in the First Lien Designated Agent’s sole discretion, for the purposes of carrying out the terms of Section 5.1(b), to take any and all appropriate action and to execute, deliver and file any and all documents and instruments as may be necessary or desirable to accomplish the purposes of Section 5.1(b), including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(d)           Notwithstanding the foregoing, in the event of the release of the First Lien Agents’ Liens on all or substantially all of the Collateral (other than when such release occurs in connection with the First Lien Designated Agent’s foreclosure upon, or other exercise of rights and remedies with respect to, such Collateral), no release of the Liens on such Collateral securing the Second Lien Obligations and the Second Lien Agents’ and the Second Lien Secured Parties’ Liens with respect to such Collateral will be made unless (i) the sale or other disposition of such Collateral is permitted under the Second Lien Documents or (ii) (x) consent to release of such second-priority Liens has been given by the requisite percentage(s) or number(s) of the Second Lien Secured Parties, as provided for in the applicable Second Lien Documents, and (y) the Company has delivered an Officers’ Certificate to the First Lien Agents and the Second Lien Agents certifying that all such consents have been obtained.

(e)           Notwithstanding any other provisions contained in this Agreement, on the date of Discharge of First Lien Obligations, the Liens on the Collateral securing the Second Lien Obligations will not be released except to the extent such Collateral or any portion thereof was sold, transferred or disposed of in compliance with the terms of this Agreement in order to repay or extinguish First Lien Obligations secured by such Collateral.

5.2.          Insurance.  The Second Lien Agents and the First Lien Agents shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral to the extent required in the applicable Second Lien Documents and First Lien Documents.  The First Lien Designated Agent shall, prior to the Discharge of First Lien Obligations, have the sole and exclusive right (subject to the rights of any Grantor under the applicable First Lien Documents), as against any Second Lien Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Collateral and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting any Collateral.  To the extent the applicable documents require payment of proceeds of insurance or any such award to any of the Agents, all proceeds of such insurance or award, as applicable, shall be remitted, prior to the Discharge of First Lien Obligations, to the First Lien Designated Agent and thereafter, to the Second Lien Collateral Agent (or any successor collateral agent under the Notes Collateral Documents). If any Second Lien Agent or any Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First Lien Designated Agent (and/or its designees) in accordance with the provisions of Section 4.3.

5.3.          Amendments to Second Lien Collateral Documents.  (a)  So long as the Discharge of First Lien Obligations has not occurred, without the prior written consent of the First Lien Agents, no Second Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.  Each Second Lien Agent agrees that each applicable Second Lien Collateral Document executed as of the date hereof shall include the following language (or language to similar effect approved by the First Lien Designated Agent):

“Reference is hereby made to the Intercreditor Agreement, dated as of March 9, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Bank of America, N.A., as credit agreement agent, Wells Fargo Bank, National Association, as notes trustee and second lien collateral agent, and the other first lien agents and second lien agents party thereto from time to time.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted pursuant to this agreement are expressly subject and subordinate to the liens and security interests granted pursuant to the First Lien Collateral Documents (as such term is defined in the Intercreditor Agreement) and (ii) the exercise of any right or remedy hereunder is subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this agreement, the terms of the Intercreditor Agreement shall govern.”

(b)           Notwithstanding the foregoing, in the event the First Lien Agents or the requisite First Lien Secured Parties each enter into any amendment, waiver or consent with the relevant Grantor(s) in respect of the same or similar provisions of any of their respective First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any such First Lien Collateral Documents or changing in any manner the rights of any of the First Lien Agents, any of the First Lien Secured Parties and any of the Grantors thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Documents without the consent of any Second Lien Agent or any Second Lien Secured Party and without any action by any Second Lien Agent, any Second Lien Secured Party or the Grantors, provided, that (i) no such amendment, waiver or consent shall have the effect of (x) removing assets subject to the Lien of any Second Lien Collateral Documents, except to the extent that a release of such Lien is pursuant to Sections 5.1(a) or (b) hereof, (y) imposing additional duties on any Second Lien Agent without its consent, or (z) permitting other Liens on the Collateral not permitted under the terms of the Second Lien Documents or this Agreement and (ii) notice of such amendment, waiver or consent shall have been given to each Second Lien Agent (although the failure to give any such notice shall in no way affect the effectiveness of any such amendment, waiver or consent).

(c)           Anything contained herein to the contrary notwithstanding, until the Discharge of First Lien Obligations has occurred, no Second Lien Collateral Document shall be entered into unless the collateral covered thereby is also subject to a first-priority security interest in favor of the First Lien Agents for the benefit of the First Lien Secured Parties pursuant to the First Lien Collateral Documents.

5.4.          Rights As Unsecured Creditors.  The Second Lien Agents and the Second Lien Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Grantor in accordance with the terms of the applicable Second Lien Documents and applicable law, in each case to the extent such rights and remedies are not inconsistent with the express terms of this Agreement (it being understood and agreed that if a Second Lien Agent or a Second Lien Secured Party has agreed hereunder not to exercise a right or remedy in its capacity as a secured creditor, it shall also not be permitted to exercise such right or remedy in its capacity as an unsecured creditor).  Nothing in this Agreement shall prohibit the receipt by any Second Lien Agent or any Second Lien Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of (a) the exercise in contravention of this Agreement by any Second Lien Agent or any Second Lien Secured Party of rights or remedies as a secured creditor in respect of Collateral or other collateral or (b) enforcement of any Lien on Collateral in respect of Second Lien Obligations held by any of them.  In the event any Second Lien Agent or any Second Lien Secured Party becomes a judgment lien creditor or other secured creditor in respect of Collateral or other collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Lien Obligations or otherwise, such judgment or other lien shall be subordinated to the Liens securing First Lien Obligations on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such Liens securing First Lien Obligations under this Agreement and shall otherwise be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Second Lien Obligations subject hereto.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Agents or the First Lien Secured Parties may have with respect to Collateral securing any First Lien Obligations.

5.5.          First Lien Agents as Gratuitous Bailees for Perfection.  (a)  Each First Lien Agent agrees to hold the Pledged Collateral that is part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for each Second Lien Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second Lien Collateral Documents, subject to the terms and conditions of this Section 5.5 (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC).

(b)           Except as otherwise specifically provided herein (including Section 3.1), until the Discharge of First Lien Obligations has occurred, any First Lien Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Documents as if the Liens under the Second Lien Collateral Documents did not exist.  The rights of the Second Lien Agents and the Second Lien Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(c)           The First Lien Agents shall have no obligation whatsoever to any Second Lien Agent or any Second Lien Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Collateral.  The duties or responsibilities of the First Lien Agents under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for each Second Lien Agent for purposes of perfecting the Lien held by the Second Lien Secured Parties.

(d)           None of the First Lien Agents shall have, by reason of the Second Lien Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of any Second Lien Agent or any Second Lien Secured Party and the Second Lien Agents and the Second Lien Secured Parties hereby waive and release the First Lien Agents from all claims and liabilities arising pursuant to the First Lien Agents’ role under this Section 5.5, as agent and gratuitous bailee with respect to the Collateral.

(e)           Upon the Discharge of First Lien Obligations, the relevant First Lien Agent shall deliver to the Second Lien Collateral Agent (or any successor collateral agent under the Notes Collateral Documents), to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and to the extent such Pledged Collateral is in the possession or control of such First Lien Agent (or its agents or bailees) together with any necessary endorsements (or otherwise allow the Second Lien Collateral Agent (or any successor collateral agent under the Notes Collateral Documents) to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

SECTION 6.  Insolvency or Liquidation Proceedings.

6.1.          Financing Issues.  If any Grantor shall be subject to any Insolvency or Liquidation Proceeding at any time prior to the Discharge of First Lien Obligations, and if such Grantor as debtor-in-possession moves for the approval of any financing under Section 364 of the U.S. Bankruptcy Code to be provided by one or more lenders or any order for the use of cash collateral under Section 363 of the U.S. Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “DIP Financing”), then each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens securing any Second Lien Obligations or on any other grounds (and, other than as permitted in Section 6.3 hereof, will not request any adequate protection solely as a result of such

DIP Financing or use of cash collateral) and, to the extent the Liens securing the First Lien Obligations under the First Lien Documents are subordinated or pari passu with such DIP Financing (a “Senior DIP Financing”) , will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto), so long as (i) the First Lien Designated Agent or First Lien Secured Parties holding a majority of the First Lien Obligations shall have consented (or not objected) to such DIP Financing, (ii) the Second Lien Agent retains its Liens on the Collateral to secure the applicable Second Lien Obligations (in each case, including proceeds thereof arising after the commencement of the case under any Debtor Relief Laws) with the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws (except that the Liens in favor of the Second Lien Secured Parties will be junior in priority to the Liens securing any Senior DIP Financing and the Liens securing the First Lien Obligations), (iii) if the First Lien Secured Parties (or any subset thereof) is granted adequate protection in respect of the Collateral in the form of a Lien on additional collateral and/or superpriority claims against the Company and/or other Grantors’ bankruptcy estates, as the case may be, then each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, may seek or request adequate protection in the form of a Lien (which shall be junior in priority to the Liens securing First Lien Obligations and the Liens securing any Senior DIP Financing (and all Obligations relating thereto)) on the same additional collateral and/or superpriority claims against the Company and/or other Grantors’ bankruptcy estates (which shall be subordinated to any superpriority claim granted to the First Lien Secured Parties in respect of the First Lien Obligations and any superpriority claim granted in respect of any Senior DIP Financing), as the case may be, as provided in 6.3 hereof, and (iv) the foregoing provisions of this paragraph shall not prevent any Second Lien Agent or any Second Lien Secured Party from objecting to any provision in any DIP Financing relating to any provision or content of a Plan of Reorganization or other plan of similar effect under any Debtor Relief Laws (other than a provision providing for satisfaction in full in cash of the DIP Financing on or prior to the effective date of such Plan of Reorganization or other plan of similar effect and other than a provision or Plan of Reorganization or other plan of similar effect under any Debtor Relief Laws providing for the satisfaction in full in cash of the Second Lien Obligations of such Second Lien Secured Party on or prior to the effective date of such Plan of Reorganization or other plan of similar effect and other than provisions for deadlines or similar requirements with respect to the conduct of the proceedings) to the extent such plan provisions are not contemplated by the terms of this Agreement.

6.2.          Relief from the Automatic Stay.  Until the Discharge of First Lien Obligations has occurred, each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, hereby agrees not to seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any portion of the Collateral without each First Lien Agent’s express written consent.

6.3.          Adequate Protection.  (a)   Each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, hereby agrees that, prior to the Discharge of First Lien Obligations, none of them shall seek or accept any form of adequate protection under any or all of §361, §362, §363, §364 or §507(b) of the U.S. Bankruptcy Code with respect to any Collateral, except as otherwise set forth in this Section 6.3 or as may be consented to in writing by each of the First Lien Agents.  Each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, hereby agrees that, prior to the Discharge of First Lien

Obligations, none of them shall contest (or support any other Person contesting) (i) any request by any First Lien Agent or any First Lien Secured Party for adequate protection of its interest in the Collateral (unless in contravention of this Agreement) or (ii) any objection by any First Lien Agent or any First Lien Secured Party to any motion, relief, action or proceeding based on a claim by such First Lien Agent or such First Lien Secured Party that its interests in the Collateral are not adequately protected (or any other similar request) under any law applicable to an Insolvency or Liquidation Proceeding).

(b)           Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in respect of the Collateral in the form of additional collateral and/or superpriority claims against the Company and/or other Grantors’ bankruptcy estates, as the case may be, then each First Lien Agent, on behalf of itself and each applicable First Lien Secured Party, agrees that each Second Lien Agent on behalf of itself and each applicable Second Lien Secured Party, may seek, request or accept (and the First Lien Secured Parties hereby agree not to oppose such request or acceptance of) adequate protection with respect to its interests in the Collateral in the form of a Lien on the same additional collateral and/or superpriority claims against the Company and/or other Grantors’ bankruptcy estates, as the case may be, which Lien will be subordinated to the Liens securing the First Lien Obligations and the Liens securing any Senior DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens of the Second Lien Agents on the Collateral and which superpriority claim will be subordinated to the superpriority claim granted to the First Lien Secured Parties in respect of the First Lien Obligations and any superpriority claim granted in respect of any Senior DIP Financing; and (ii) if any Second Lien Agent or any Second Lien Secured Party, is granted (including pursuant to clause (i) of this Section 6.3(b) above) adequate protection in respect of the Collateral in the form of additional collateral and/or superpriority claims against the Company and/or other Grantors’ bankruptcy estates, as the case may be, then such Second Lien Agent or Second Lien Secured Party, hereby agrees, as a condition to such grant, that the First Lien Agents on behalf of the First Lien Secured Parties and the holders of any Obligations under a DIP Financing (or any agent or representative thereof), shall be granted a Lien on the same additional collateral and/or superpriority claims against the Company and/or other Grantors’ bankruptcy estates, as the case may be, as security for the First Lien Obligations and the DIP Financing (and all Obligations relating thereto) with such Liens securing the First Lien Obligations and any Senior DIP Financing (and all Obligations relating thereto) to be senior in priority to the Liens securing the Second Lien Obligations on the same basis as the other Liens of the First Lien Agents (and the holders of any Obligations under any Senior DIP Financing (or any agent or representative thereof)) on the Collateral and which superpriority claim will be senior to the superpriority claim granted to the Second Lien Secured Parties in respect of the Second Lien Obligations.

(c)           If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized Company secured by Liens upon any property of the reorganized Company are distributed pursuant to a Plan of Reorganization or similar dispositive restructuring plan, both on account of any First Lien Obligations and on account of any Second Lien Obligations, then, to the extent the debt obligations distributed on account of such First Lien Obligations and on account of such Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(d)           Each Second Lien Agent agrees, on behalf of itself and each applicable Second Lien Secured Party, that it hereby agrees not oppose any sale consented to by any First Lien Agent of any Collateral securing any First Lien Obligations pursuant to Section 363(f) of the U.S. Bankruptcy Code (or any similar provision under the law applicable to any Insolvency or Liquidation Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, shall retain a Lien on the proceeds of such sale (to the extent such proceeds are not applied to the First Lien Obligations in accordance with Section 4.1 hereof).

6.4.          Avoidance Issues.  If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the First Lien Secured Parties and the Second Lien Secured Parties, the First Lien Obligations shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred and no Discharge of First Lien Obligations will be deemed to have occurred for all purposes hereunder (other than with respect to any actions taken prior to the date of such Recovery as a result of the occurrence of such Discharge of First Lien Obligation).  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  Any Collateral or proceeds thereof received by any Second Lien Secured Party prior to the time of such Recovery shall be deemed to have been received prior to the Discharge of First Lien Obligations and subject to the provisions of Section 4.3.

6.5.          Application.  This Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding.  All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession.  The relative rights as to the Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.6.          Nature of Obligations; Post-Petition Interest.  Each Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights and priorities in the Collateral, the First Lien Obligations and the Second Lien Obligations are fundamentally different from each other and must be separately classified in any Plan of Reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any of the claims of any of the First Lien Secured Parties and any claims of any of the Second Lien Secured Parties, in respect of any of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured and/or unsecured claims), then each of the First Lien Secured Parties and Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were two separate classes of First Lien Obligation claims and Second Lien Obligation claims against the Grantors.  Neither any Second Lien Agent nor any Second Lien Secured Party shall oppose or seek to challenge any claim by a First Lien Agent or any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any First Lien Agent’s or First Lien Secured Party’s Lien, without regard to the existence of the Lien of any Second Lien Agent or any other Second Lien Secured Party on the Collateral.  Neither any First Lien Agent nor any other First Lien Secured Party shall oppose or seek to challenge any claim by any Second Lien Agent or any Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any Second Lien Agent’s and other Second Lien Secured Party’s Lien, after taking into account the existence of the First Lien Agents’ and First Lien Secured Parties’ Liens on the Collateral. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the U.S. Bankruptcy Code.

SECTION 7.  Reliance; Waivers; etc.

7.1.          Reliance.  All First Lien Obligations at any time made or incurred by the Grantors shall be deemed to have been made or incurred in reliance upon this Agreement, and each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, hereby waives notice of acceptance, or proof of reliance by any First Lien Agent or any First Lien Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, replacement, restatement, supplement, restructuring, refinancing, amendment, modification, accrual, creation, or non-payment of all or any part of the First Lien Obligations.  Each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, acknowledges that it and the applicable Second Lien Secured Party is not entitled to rely on any credit decision or other decisions made by any First Lien Agent or any First Lien Secured Party in taking or not taking any action under the applicable Second Lien Document or this Agreement.

7.2.          No Warranties or Liability.  Neither any First Lien Agent nor any First Lien Secured Party shall have been deemed to have made any express or implied representation or warranty upon which any Second Lien Agent or any Second Lien Secured Party may rely, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the applicable First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Lien Secured Parties may manage their respective loans and extensions of credit without regard to any rights or interests that any Second Lien Agent or any of the Second Lien Secured Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement.  Neither any First Lien Agent nor any First Lien Secured Party shall have any duty to any Second Lien Agent or any Second Lien Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an “Event of Default” or “Default” under and as defined in any agreements with Holdings, the Company or any Subsidiary thereof (including the Second Lien Documents), regardless of any knowledge thereof that they may have or be charged with.

(b)           Neither any Second Lien Agent nor any Second Lien Secured Party shall have been deemed to have made any express or implied representation or warranty upon which any First Lien Agent or any First Lien Secured Party may rely, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  The Second Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Second Lien Secured Parties may manage their respective loans and extensions of credit without regard to any rights or interests that any First Lien Agent or any of the First Lien Secured Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement.  Neither any Second Lien Agent nor any Second Lien Secured Party shall have any duty to any First Lien Agent or any First Lien Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an “Event of Default” or “Default” under and as defined in any agreements with Holdings, the Company or any Subsidiary thereof (including the First Lien Documents), regardless of any knowledge thereof that they may have or be charged with.

(c)           Except as expressly set forth in this Agreement, the First Lien Agents, the First Lien Secured Parties, the Second Lien Agents and the Second Lien Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (i) the enforceability, validity, value or collectability of any of the Second Lien Obligations, any of the First Lien Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (ii) the Company’s or any other Grantor’s title to or right to transfer any of the Collateral or (iii) any other matter except as expressly set forth in this Agreement.

7.3.          Obligations Unconditional.  All rights, interests, agreements and obligations of the First Lien Agents and the First Lien Secured Parties, and the Second Lien Agents and the Second Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any First Lien Documents or any Second Lien Documents;

(b)           any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other First Lien Document or of the terms of the Indenture or any other Second Lien Document;

(c)           any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

(d)           the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)           any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Obligations, or of any Second Lien Agent or any Second Lien Secured Party in respect of this Agreement.

SECTION 8.  Miscellaneous.

8.1.          Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern.  Notwithstanding anything to the contrary contained herein (except as contemplated by Sections 5.1, 5.3(a), 5.3(b) and 6), nothing in this Agreement (except Sections 5.1, 5.3(a), 5.3(b) and 6) is intended to or will, solely as among the Grantors (on the one hand) and the Second Lien Secured Parties (on the other hand), (i) amend, waive or otherwise modify any covenant, default or event of default under the Indenture or any other Second Lien Document or (ii) permit Holdings, the Company or any Subsidiary of the Company to take any action, or fail to take any action, under the Indenture or any other Second Lien Document to the extent such action or failure would otherwise constitute a breach of a covenant, or give rise to a default or event of default, under the Indenture or any other Second Lien Document (it being understood and agreed for the avoidance of doubt that any such breach, default or event of default shall not impair any rights of the First Lien Agents and First Lien Secured Parties hereunder or any agreements of the Second Lien Agents and Second Lien Secured Parties for the benefit of the First Lien Agents and First Lien Secured Parties hereunder).

8.2.          Continuing Nature of this Agreement; Severability.  Subject to Sections 6.4 and 8.22(c), this Agreement shall continue to be effective until the Discharge of First Lien Obligations shall have occurred or such later time as the Discharge of Second Lien Obligations has occurred.  This is a continuing agreement of lien subordination and the First Lien Secured Parties may continue, at any time and without notice to each Second Lien Agent or any Second Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First Lien Obligations in reliance hereon.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3.          Amendments; Waivers.  Subject to Section 8.22 hereof, no amendment, modification or waiver of any of the provisions of this Agreement by any Second Lien Agent or any First Lien Agent shall be deemed to be made unless the same shall be in writing signed by each of the Agents party hereto and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  The Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights or obligations are adversely affected (in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver).

8.4.          Information Concerning Financial Condition of the Company and the Subsidiaries.  Neither any First Lien Agent nor any First Lien Secured Party shall have any obligation to any Second Lien Agent or any Second Lien Secured Party to keep the Second Lien Agent or any Second Lien Secured Party informed of, and the Second Lien Agents and the Second Lien Secured Parties shall not be entitled to rely on the First Lien Agents or the First Lien Secured Parties with respect to, (a) the financial condition of Holdings, the Company and its Subsidiaries and all endorsers, pledgors and/or guarantors of the Second Lien Obligations or the First Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second Lien Obligations or the First Lien Obligations.  Neither any Second Lien Agent nor any Second Lien Secured Party shall have any obligation to any First Lien Agent or any First Lien Secured Party to keep the First Lien Agent or any First Lien Secured Party informed of, and the First Lien Agents and the First Lien Secured Parties shall not be entitled to rely on the Second Lien Agents or the Second Lien Secured Parties with respect to, (a) the financial condition of Holdings, the Company and its Subsidiaries and all endorsers, pledgors and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Agents, the First Lien Secured Parties, the Second Lien Agents and the Second Lien Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that any First Lien Agent, any First Lien Secured Party, any Second Lien Agent or any Second Lien Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First Lien Agents, the First Lien Secured Parties, the Second Lien Agents and the Second Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5.          Subrogation.  Each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, hereby agrees no payment from the proceeds of the Collateral pursuant to the provisions of this Agreement shall entitle any Second Lien Agent or any Second Lien Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Lien Obligations has occurred. Following the Discharge of First Lien Obligations, each First Lien Agent agrees to execute such documents, agreements, and instruments as any Second Lien Agent or any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Lien Obligations resulting from payments to such First Lien Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such First Lien Agent are paid by such Person upon request for payment thereof.

8.6.          Application of Payments.  Except as otherwise provided herein, all payments received by the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as the First Lien Secured Parties, in their sole discretion, deem appropriate.  Except as otherwise provided herein, each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, assents to any such extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7.          Consent to Jurisdiction; Waivers.

(a)           EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO ANY FIRST LIEN DOCUMENT OR ANY SECOND LIEN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)           EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)           EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE

TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.  EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)           EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.8.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

8.8.          Notices.  All notices to the Second Lien Secured Parties and the First Lien Secured Parties permitted or required under this Agreement may be sent to the applicable First Lien Agent or the applicable Second Lien Agent as provided in the Indenture, the Credit Agreement, the Additional First Lien Agreements, the other relevant First Lien Documents or the other relevant Second Lien Documents, as applicable.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or U.S. mail and shall be deemed to have been given upon receipt of a telecopy or upon receipt via personal or courier delivery or by U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.  Each First Lien Agent hereby agrees to promptly notify each Second Lien Agent of the date on which a Discharge of First Lien Obligations would occur assuming the First Lien Obligations which it represents are the only First Lien Obligations under this Agreement (it being agreed that the failure to give such notice shall not in any way (i) impact or affect such Discharge of First Lien Obligations or the agreements of the Second Lien Secured Parties hereunder, or (ii) result in any liability to such First Lien Agent).

8.9.          Further Assurances; Costs and Expenses.  Each of the Second Lien Agents, on behalf of itself and each applicable Second Lien Secured Party, and each applicable First Lien Agent, on behalf of itself and each First Lien Secured Party, agrees that each of them shall take such further action and shall execute and deliver to each other First Lien Agent and the First Lien Secured Parties such additional documents and instruments (in recordable form, if requested) as each other First Lien Agent or the First Lien Secured Parties may reasonably request, to effectuate the terms of and the lien priorities contemplated by this Agreement. All costs and expenses incurred by any Agent hereunder shall be reimbursed by the Grantors as provided in the applicable provisions of the applicable First Lien Documents and the Second Lien Documents.

8.10.        Governing Law.  This Agreement has been delivered and accepted in and shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.

8.11.        Binding on Successors and Assigns.  This Agreement shall be binding upon the First Lien Agents, the First Lien Secured Parties, the Second Lien Agents, the Second Lien Secured Parties and their respective permitted successors and assigns.

8.12.        Specific Performance.  Each First Lien Agent may demand specific performance of this Agreement.  Each Second Lien Agent, on behalf of itself and each applicable Second Lien Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First Lien Agent.

8.13.        Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14.        Counterparts.  This Agreement may be executed in one or more counterparts, including by means of facsimile or electronic mail, each of which shall be an original and all of which shall together constitute one and the same document.

8.15.        Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.  Each First Lien Agent represents and warrants that this Agreement is binding upon each applicable First Lien Secured Party.  Each Second Lien Agent represents and warrants that this Agreement is binding upon each applicable Second Lien Secured Party.

8.16.        No Third Party Beneficiaries; Successors and Assigns.  This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of First Lien Obligations and Second Lien Obligations.  No other Person shall have or be entitled to assert rights or benefits hereunder.  Notwithstanding the foregoing, the Company and any other Grantor are intended beneficiaries and third party beneficiaries hereof with the right and power to enforce with respect to Sections 3.2, 5.1, 5.2, 5.3(b), 6.1, 6.3, 8.3, 8.10, 8.11, 8.16, 8.19 and 8.22 and Article VII hereof and as otherwise provided herein.

8.17.        Effectiveness.  This Agreement shall only become effective on the first date (the “Effective Date”) on which (i) this Agreement is executed and delivered by the parties hereto and (ii) the Second Lien Collateral Agent and/or any of the other Notes Secured Parties have been granted a Lien after the Escrow Release Date (as defined in the Indenture) on any Collateral to secure any Indenture Obligations. The Company will give the Credit Agreement Agent, the Notes Trustee and the Second Lien Collateral Agent prompt written notice of the occurrence of the Effective Date; provided that the failure to give such notice shall not affect the effectiveness of this Agreement.  From and after the Effective Date, this Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding.  All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18.        First Lien Agents and Second Lien Agents.  It is understood and agreed that (a) Bank of America, N.A. is entering into this Agreement in its capacity as agent under the Credit Agreement and the provisions of Article XIII of the Credit Agreement applicable to Bank of America, N.A. as agent thereunder shall also apply to Bank of America, N.A. as Credit Agreement Agent hereunder, (b) Wells Fargo Bank, National Association is entering into this Agreement in its capacity as Notes Trustee, and the provisions of Article VI of the Indenture applicable to the trustee thereunder shall also apply to the Notes Trustee hereunder and (c) Wells Fargo Bank, National Association is entering into this agreement in its capacity as Second Lien Collateral Agent, and the provisions of Article XIV of the Indenture applicable to the collateral agent thereunder and Section 21 of the Notes Security Agreement applicable to the collateral agent thereunder shall, in each case, also apply to the Second Lien Collateral Agent hereunder.

8.19.        Relative Rights. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any First Lien Secured Party to the obligations due to any Second Lien Secured Party or (ii) any Second Lien Secured Party to the obligations due to any First Lien Secured Party, in each case, whether before or after the occurrence of an Insolvency or Liquidation Proceeding, it being the intent of the parties hereto that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

8.20.        References.  Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement.

8.21.        Entire Agreement.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

8.22.        Release Upon Discharge of First Lien Obligations; Reinstatement; Refinancings and Additional Indebtedness.  (a)  All or any portion of the First Lien Obligations and all or any portion of the Second Lien Obligations may be refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under the First Lien Documents and Second Lien Documents) of, the First Lien Secured Parties or the Second Lien Secured Parties, all without affecting the Lien priorities provided for in Section 2.1 hereof; provided, however, that the lenders providing or holders of any such refinancing or replacement indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this

Agreement pursuant to the Joinder Agreement or such documents or agreements (including amendments or supplements to this Agreement) as any Agent shall reasonably request that are in form and substance reasonably acceptable to the First Lien Designated Agent. Any provider of refinancing or replacement First Lien Obligations or Second Lien Obligations, the First Lien Agents and the Second Lien Agents shall be entitled to rely conclusively on the determination of the Company that such refinancing or replacement does not violate the provisions of the First Lien Documents, the Second Lien Documents or this Agreement if such determination is set forth in an Officers’ Certificate delivered to such party, the First Lien Agents and the Second Lien Agents; provided, however, that such determination will not affect whether or not the Company or other applicable Grantor has complied with its undertakings in the First Lien Documents or the Second Lien Documents.

(b)           In addition, to the extent then permitted under the First Lien Documents and Second Lien Documents, the Company may designate Additional First Lien Debt or Second Lien Debt, all without affecting the Lien priorities provided for in this Agreement; provided that the lenders providing or holders of any such indebtedness (or an authorized agent or trustee on their behalf) (x) bind themselves in writing to the terms of this Agreement pursuant to a Joinder Agreement or such documents or agreements (including amendments or supplements to this Agreement) as any Agent shall reasonably request that are in form and substance reasonably acceptable to the First Lien Designated Agent and (y) in the case of Second Lien Debt,  become a party to the Notes Security Agreement pursuant to Section 25(d) thereof; provided that, notwithstanding the above, the written consent of the Credit Agreement Agent shall be required for the designation by the Company of any Additional First Lien Debt that would benefit from this Agreement. Any provider of additional extensions of credit, the First Liens Agents and the Second Lien Agents shall be entitled to rely conclusively on the determination of the Company that such Additional First Lien Debt or Second Lien Debt, as the case may be, does not violate the provisions of the First Lien Documents, the Second Lien Documents or this Agreement if such determination is set forth in an Officers’ Certificate delivered to such party, the First Lien Agents and the Second Lien Agents; provided, however, that such determination will not affect whether or not the Company or other applicable Grantor has complied with its undertakings in the First Lien Documents or the Second Lien Documents.

(c)           In addition, if at any time in connection with or after the Discharge of First Lien Obligations, the Company or any other Grantor (i) enters into any replacement of the applicable First Lien Documents secured by all or a portion of the Collateral on a first-priority basis (subject to Permitted Liens) pursuant to clause (a) of this Section 8.22 above or (ii) designates Additional First Lien Debt pursuant to clause (b) of this Section 8.22 above, then no such prior Discharge of First Lien Obligations shall be deemed to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such replacement as a result of the occurrence of such first Discharge of First Lien Obligations), the First Lien Documents and the Second Lien Documents, and the Obligations under such new or replacement First Lien Documents, as applicable, shall automatically be treated as First Lien Obligations for all purposes hereunder, including for purposes of the Lien priorities and rights in respect of the Collateral (or such portion thereof) set forth herein.  Upon such First Lien Agent in respect of such First Lien Obligations becoming a party to this Agreement pursuant to a Joinder Agreement or such documents or agreements (including amendments or supplements to this Agreement) as any Agent shall reasonably request that are in form and substance reasonably acceptable to the

First Lien Designated Agent), each Second Lien Agent shall promptly to the extent then held by any Second Lien Agent, deliver to such First Lien Agent the Pledged Collateral that is Collateral together with any necessary endorsements (or otherwise allow such First Lien Agent to obtain possession or control of such Pledged Collateral).  During the period that no First Lien Documents are in existence, the Second Lien Obligations will be secured by a first-priority lien in the Collateral, subject to Permitted Liens.

(d)           In connection with any refinancing or replacement or additional incurrence contemplated by this Section 8.22, this Agreement may be amended at the request and sole expense of the Company, and without the consent of any First Lien Secured Parties (other than the First Lien Designated Agent) or Second Lien Secured Parties, (a) to add parties (or any authorized agent or trustee therefor) providing any such refinancing or replacement or additionally incurred Indebtedness in compliance with the First Lien Documents, the Second Lien Documents and this Agreement, (b) to establish that Liens on any Collateral securing such refinancing or replacement Indebtedness shall have the same priority (or junior priority) as the Liens on any Collateral securing the Indebtedness being refinanced or replaced, all on the terms provided for herein immediately prior to such refinancing or replacement, and (c) to establish that Liens on any Collateral securing such additionally incurred First Lien Obligations or Second Lien Obligations shall have the same priority (or junior priority) as the Liens on any Collateral securing First Lien Obligations or Second Lien Obligations, as the case may be, existing immediately prior to such additional incurrence, all on the terms provided for herein immediately prior to such additional incurrence. Any provider of additional extensions of credit, the First Liens Agents and the Second Lien Agents shall be entitled to rely conclusively on the determination of the Company that such modifications do not violate the provisions of the First Lien Documents or the Second Lien Documents if such determination is set forth in an Officers’ Certificate delivered to such party, the First Liens Agents and the Second Lien Agents; provided, however, that such determination will not affect whether or not the Company or other applicable Grantor has complied with its undertakings in the First Lien Documents or the Second Lien Documents.

(e)           In addition to the foregoing, this Agreement may be amended or amended and restated at any time at the request and sole expense of the Company, and without the consent of any First Lien Secured Parties (other than the First Lien Designated Agent) or Second Lien Secured Parties to add, replace or remove any Secured Party (including the First Lien Designated Agent and any First Lien Agent or Second Lien Agent) that has otherwise acceded to, been replaced as a party to or been removed from, and in accordance with, as the case may be, the First Lien Documents or Second Lien Documents, and to make related changes to give effect to such addition, replacement or removal, as the case may be, in each case in connection with any refinancing, replacement, increase, extension, renewal, restatement, supplement, restructuring, or other amendment or modification of the First Lien Documents or Second Lien Documents in compliance with the First Lien Documents, the Second Lien Documents and this Agreement. The First Liens Agents and the Second Lien Agents shall be entitled to rely conclusively on the determination of the Company that such modifications do not violate the provisions of the First Lien Documents, the Second Lien Documents and this Agreement if such determination is set forth in an Officers’ Certificate delivered to the First Liens Agents and the Second Lien Agents; provided, however, that such determination will not affect whether or not the Company or other applicable Grantor has complied with its undertakings in the First Lien Documents, the Second Lien Documents or this Agreement.

8.23.        Intercreditor Agreements.  Each party hereto agrees that the First Lien Secured Parties (as among themselves) and the Second Lien Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) governing the rights, benefits and privileges as among the First Lien Secured Parties or the Second Lien Secured Parties, as the case may be, in respect of the Collateral, this Agreement and the other First Lien Collateral Documents or Second Lien Collateral Documents, as the case may be, including as to application of proceeds of the  Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral.  In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other First Lien Collateral Document or Second Lien Collateral Document, and the provisions of this Agreement and the other First Lien Collateral Documents and Second Lien Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof).

8.24.        Exclusive Collateral.  (a) For avoidance of doubt, it is understood and agreed that the Canadian Borrower (as defined in the Credit Agreement as in effect on the date hereof) and various Foreign Subsidiaries of the Company that guarantee (or may in the future guarantee) First Lien Obligations incurred by the Canadian Borrower or other Foreign Subsidiaries of the Company have granted (or in the future may grant) security interests in certain of their property securing only their First Lien Obligations (the “First-Lien Exclusive Collateral”), and that as of the date of this Agreement, no such security interests have been provided by any such Foreign Subsidiary to secure any Second Lien Obligations.  It is understood and agreed by all parties hereto that this Agreement does not apply to any security interests granted by any Foreign Subsidiary of the Company to secure such First Lien Obligations, and that any assets or property pledged by any such Foreign Subsidiary to secure (or which are subject to a Lien to secure) any First Lien Obligations shall not be subject to the terms or provisions of this Agreement (and shall not require that parallel security interests be granted in support of any Second Lien Obligations).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BANK OF AMERICA, N.A., as Credit Agreement Agent

By:	/s/ Cynthia G. Stannard
	Name:	Cynthia G. Stannard
	Title:	Sr. Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Notes Trustee and Second Lien Collateral Agent

By:	/s/ Yana Kislenko
	Name:	Yana Kislenko
	Title:	Vice President

Signature Page to Intercreditor Agreement

Acknowledgement of Intercreditor Agreement

The Company and each other Grantor have read the foregoing Agreement and consent thereto.  The Company and each other Grantor agree not to take any action that would be contrary to the provisions of the foregoing Agreement and agree that, except as otherwise provided therein, including with respect to those provisions of which the Company and each other Grantor are intended third party beneficiaries, no Second Lien Agent, First Lien Agent, First Lien Secured Party or Second Lien Secured Party shall have any liability to the Company or any other Grantor for acting in accordance with the provisions of the foregoing Agreement.  The Company and each other Grantor understand that they are not intended beneficiaries or third party beneficiaries of the foregoing Agreement except that it is an intended beneficiary and third party beneficiary thereof with the right and power to enforce with respect to Sections 3.2, 5.1, 5.2, 5.3(b), 6.1, 6.3, 8.3, 8.10, 8.11, 8.16, 8.19 and 8.22 and Article VII thereof and as otherwise provided therein.  The Company and each Grantor agree to be bound by Section 8.22 of the foregoing Agreement to the extent applicable to each of them.

Notwithstanding anything to the contrary in the foregoing Agreement or provided herein, each of the Company and the other Grantors agrees that it shall not have any right to consent to or approve any amendment, modification or waiver of any provision of the foregoing Agreement except to the extent their rights or obligations are adversely affected (in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver).

Without limitation of the foregoing, the undersigned agree, at the Company’ expense, to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as any of the Company, the Credit Agreement Agent, the Notes Trustee or any other First Lien Agent or Second Lien Agent may reasonably request to effectuate the terms of the foregoing Agreement.

For the purposes hereof, the address of the Company and each other Grantor shall be as set forth opposite its signature block hereto.

[Remainder of page intentionally left blank]

Very truly yours,

UR Merger Sub Corporation

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Executive Vice President and
Chief Financial Officer

United Rentals, Inc.

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Executive Vice President and
Chief Financial Officer

United Rentals (North America), Inc.

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Vice President and
Chief Financial Officer

InfoManager, Inc.

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Executive Vice President and
Chief Financial Officer

United Rentals (Delaware), Inc.

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Vice President and
Chief Financial Officer

United Rentals Financing Limited Partnership, by
United Rentals of Nova Scotia (No. 1), ULC, its
General Partner

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Vice President

[Signature Page to Acknowledgement of Intercreditor Agreement]

United Rentals Highway Technologies Gulf, LLC

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Vice President

United Rentals Realty, LLC, by United Rentals
(North America, Inc. its Sole Member

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Executive Vice President and
Chief Financial Officer

Wynne Systems, Inc.

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Vice President and
Chief Financial Officer

[Signature Page to Acknowledgement of Intercreditor Agreement]

Exhibit A to
Intercreditor Agreement

FORM OF JOINDER AGREEMENT TO THE INTERCREDITOR AGREEMENT

[          ], 20[    ]

Reference is made to the Intercreditor Agreement dated as of March 9, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Bank of America, N.A. in its capacity as Credit Agreement Agent and Wells Fargo Bank, National Association, as Notes Trustee and Second Lien Collateral Agent.  Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth for such terms in the Intercreditor Agreement.  This Joinder Agreement is being executed and delivered pursuant to Section 8.22 of the Intercreditor Agreement.

1              Joinder.  The undersigned, [                                      ] (the “Additional Agent”), as [                ] under that [certain [                                        ], dated as of [          ], 20[    ] [(the “Additional Loan Document”)], among [the Company, the Grantors] and the Additional Agent], hereby agrees to become party as an [Additional First Lien Agent]/[Additional Second Lien Agent] under the Intercreditor Agreement, the Additional Loan Document shall constitute an [Additional First Lien Agreement]/[Additional Second Lien Agreement] and the Additional Secured Parties shall constitute [Additional First Lien Secured Parties]/[Additional Second Lien Secured Parties], in each case, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.  The address of the Additional Agent is set forth below its signature to this Joinder.

2.             Lien Sharing and Priority Confirmation.  The undersigned Additional Agent, on behalf of itself and each holder of Obligations under the Additional Loan Document and each of the other agreements, documents or instruments evidencing, governing or securing any Obligations thereunder (any other related documents or instruments executed and delivered pursuant to any of the foregoing Documents) for which the undersigned is acting as Additional Agent (the “Additional Secured Parties”) hereby agrees, for the enforceable benefit of each existing and future First Lien Obligations and Second Lien Obligations, each existing and future First Lien Agent and Second Lien Agent and each existing and future First Lien Secured Party and Second Lien Secured Party and as a condition to being treated as [Additional First Lien Obligations]/[Additional Second Lien Obligations] under the Intercreditor Agreement that the Additional Agent and each of the Additional Secured Parties are bound by the provisions of the Intercreditor Agreement as an [Additional First Lien Agent]/[Additional Second Lien Agent] and [Additional First Lien Secured Parties]/[Additional Second Lien Secured Parties], respectively, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens.

3.             Governing Law and Miscellaneous Provisions.  The provisions of Sections 8.7 and 8.10 of the Intercreditor Agreement will apply with like effect to this Joinder Agreement.

Signature Page to Intercreditor Agreement

[Signature page follows]

ii

Exhibit A to
Intercreditor Agreement

IN WITNESS WHEREOF, the party hereto has caused this Joinder Agreement to be executed by its respective officer or representative as of the date first above written.

[ ], as Additional Agent

By:
Name:
Title:

[ADDRESS]

Form of Joinder Agreement